UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 6, 2026

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

12 East 49th Street,
New York	NY	10017
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-0082

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Urban Edge Properties - Emerging growth company  ☐      Urban Edge Properties LP - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership.

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2026, the Company announced its financial results for the three and six months ended June 30, 2026. Copies of the Company's Earnings Press Release and Supplemental Disclosure Package are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company or the Operating Partnership under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On August 6, 2026, the Company announced its financial results for the three and six months ended June 30, 2026 and made available on its website the Earnings Press Release and Supplemental Disclosure Package described in Item 2.02 above. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company or the Operating Partnership under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Earnings Press Release of Urban Edge Properties dated August 6, 2026
99.2	Supplemental Disclosure Package of Urban Edge Properties as of June 30, 2026
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES

Date: August 6, 2026	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: August 6, 2026	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer